Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1781

                        S&P PowerPicks Portfolio 2017-3


                        INVESCO UNIT TRUSTS, SERIES 1783

                    Dividend Income & Value Portfolio 2017-3


                         Supplement to the Prospectuses

As a result of a previously announced spinoff, on August 4, 2017, holders of MetLife, Inc. ("MET") common stock received 1 share of Brighthouse Financial, Inc. ("BHF") common stock for every 11 shares of MET common stock held as of the close of business on July 19, 2017. Holders of MET shares received cash in lieu of fractional BHF shares.

Notwithstanding anything to the contrary in the Prospectuses, your Portfolio now holds, and will continue to purchase, shares of BHF.

Supplement Dated:  August 7, 2017